SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 25, 2012

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrants as specified in their charters)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

Dynegy Inc. (“Dynegy”) is participating in a series of meetings with analysts and investors beginning on June 25, 2012 at which Robert C. Flexon, Dynegy’s President and Chief Executive Officer and certain other members of management, will be conducting presentations.

The presentation slides for use in conjunction with these meetings is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  the presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the presentation slides furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures referenced in certain of the presentation slides, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the Appendix of such presentation slides.

EBITDA Measures.  We believe EBITDA and Adjusted EBITDA provide a meaningful representation of our operating performance.  We consider EBITDA as another way to measure financial performance on an ongoing basis.  Adjusted EBITDA is meant to reflect the operating performance of our power generation fleet; consequently, it excludes the impact of mark-to-market accounting, impairment charges and gains and losses on sales of assets, which could be considered “non-operating” or “non-core” in nature, and includes the contributions of those plants classified as discontinued operations.  Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine our ability to fund capital expenditures, assess performance against our peers and evaluate overall financial performance, we believe they provide useful information for our investors.  In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format.

•                  “EBITDA” — We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

•                  “Adjusted EBITDA” — Beginning in the first quarter of 2012, we define “Adjusted EBITDA” as EBITDA adjusted to exclude (i) gains or losses on the sale of assets, (ii) the impacts of mark-to-market changes on economic hedges related to our generation portfolio, (iii) the impact of impairment charges and certain other costs such as those associated with the internal reorganization, including those charges and costs embedded in losses from unconsolidated investments on our consolidated statements of operations, (iv) amortization of intangible assets related to the Sithe acquisition, and (v) income or expense on up front premiums received or paid for financial options in periods other than the strike periods.

•                                     As prescribed by the SEC, when EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy Inc.  It can be reconciled using the following calculation: Net income (loss) plus Income tax expense (benefit), Interest expense and Depreciation and amortization expense.

•                                     Because management does not allocate interest expense and income taxes on a segment level, the most directly comparable GAAP financial measure to EBITDA when performance is discussed on a segment level or plant level is Operating income (loss).

Debt Measure.  We believe that Net Debt is useful because we consider this measure as a way to evaluate our progress toward our strategic corporate objective of reducing our overall indebtedness.  In addition, many analysts and investors use this measure for valuation analysis purposes.  The most directly comparable GAAP financial measure to Net Debt is total GAAP debt.

•                  “Net Debt” — We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash.  Cash balances in this case consist of cash less payments at emergence from bankruptcy and restricted cash consists of cash securing our LC facilities and our collateral postings account at the end of each period.

We believe that the historical non-GAAP measures and any forward-looking non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance.  However, there can be no assurance that the assumptions made in preparing any forward-looking non-GAAP numbers will prove accurate, and actual results may be materially greater or less than those contained in any forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP.  These non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in our earnings release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Dynegy Inc. Investor Meetings Presentation, June 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: June 25, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President and General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

By:	/s/ Catherine B. Callaway
Name:	Catherine B. Callaway
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Dynegy Inc. Investor Meetings Presentation, June 2012.